UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts 01104
(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2021, we announced our plan to move our headquarters and significant elements of our operations to Maryville, Tennessee in 2023, or the Relocation. In connection with the Relocation, we will build a new facility in Maryville, Tennessee; our corporate headquarters and some of our manufacturing operations will be moved from Springfield, Massachusetts to Maryville, Tennessee; our facility in Springfield, Massachusetts will be reconfigured but will remain operational; our plastic injection molding facility in Deep River, Connecticut, which services both our company as well as a significant number of external customers, will be sold, with the portion of the operations servicing our company to be moved to Maryville, Tennessee and the external customer business to remain in Connecticut and be divested; our distribution operations in Columbia, Missouri will be moved to Maryville, Tennessee; and the Columbia, Missouri facility will be marketed for sublease. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On September 30, 2021, we entered into a project agreement, or the Project Agreement, with The Industrial Development Board of Blount County and the Cities of Alcoa and Maryville, Tennessee, a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, or the IDB. As a preliminary matter, pursuant to the Project Agreement, the Relocation is contingent upon the de-annexation of the new land from Alcoa, Tennessee and annexation by Maryville, Tennessee by January 31, 2022, or the Annexation and Zoning Deadline; provided, however, that if, on January 31, 2022 the IDB reasonably expects that the de-annexation and annexation process and the zoning and regulatory changes, each as further described in the Project Agreement, will be complete on or before April 30, 2022 based upon the then current status, then the Annexation and Zoning Deadline will instead be April 30, 2022. If the de-annexation and annexation process, along with the zoning and regulatory changes, is not complete by the Annexation and Zoning Deadline, then we have the right to terminate the Project Agreement in our sole discretion upon notice to the IDB.

Pursuant to the Project Agreement, the IDB is required to, among other things, (A) execute a facility lease and an equipment lease with our company; (B) contract with South Blount Utility District for the design and construction of a water line extension and bid out and enter into contracts for the design and construction of a sewer line extension; (C) cause the design and construction of the greenway/walking trail to be complete and open to the public on or before the date that is four (4) years after the effective date of the Project Agreement; (D) reimburse Maryville, Tennessee for all of its obligations under the agreement it enters into with the Tennessee Department of Transportation, or TDOT, for the construction of certain road improvements; (E) commence design and construction work on the improvements to Louisville Loop Road to provide reasonable access to the new facility, or Alternative Phase 1 Road Improvements, if we determine that TDOT’s progress on the Phase 1 Improvements is insufficient to provide access to the new facility by the date on which we anticipate completing construction thereof; and (F) use reasonable efforts to cooperate with our company and the Massey Group and to facilitate discussions between our company and the Massey Group for the provision of temporary office space for our company.

Pursuant to the Project Agreement, we are required to, among other things, (A) execute a facility lease and an equipment lease with IDB; (B) cause the construction of the new facility at the sole cost and expense of our company to commence on or before May 31, 2022; (C) incur, or cause to be incurred, aggregate capital expenditures in connection with the construction and equipping of the new facility in an aggregate amount of not less than $120,000,000 on or before December 31, 2025; (D) cause the construction of the new facility to be substantially completed and for a certificate of occupancy to be issued therefor on or before December 31, 2023; (E) provide the IDB with a written report certified by an authorized officer of our company, not later than January 31 of each year during the period between

January 31, 2024 and January 31, 2031; and (F) make certain payments to IDB in the event that our projections for capital expenditures, number of employees, or average hourly wage of such employees are less than our projections as described below.

We have represented to the IDB that we intend to incur, or cause to be incurred, no less than $120,000,000 in aggregate capital expenditures on or before December 31, 2025, create no less than 620 new jobs, and sustain an average hourly wage of at least $25.97 at the facility.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Project Agreement, and is subject to and qualified in its entirety by reference to the full text of the Project Agreement, which is attached hereto as Exhibit 10.130 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

10.130	Project Agreement, dated September 30, 2021, by and among The Industrial Development Board of Blount County and the Cities of Alcoa and Maryville, Tennessee, a public, nonprofit corporation organized and existing under the laws of the State of Tennessee and the Registrant

99.1	Press release from Smith & Wesson Brands, Inc., dated September 30, 2021, entitled “Smith & Wesson to Relocate Headquarters to Tennessee”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: September 30, 2021	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary